UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 28, 2026, ProMIS Neurosciences Inc. (the “Company”) issued a press release (the “Press Release”) titled “ProMIS Neurosciences Reports Positive Blinded Six-Month Interim Safety and Biomarker Data for PMN310 in the PRECISE-AD Phase 1b Alzheimer’s Disease Trial.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on July 28, 2026 at 8:00 a.m. E.T., the Company will host a virtual webinar featuring key opinion leaders Dr. Will Mantyh, Associate Professor with Tenure, University of Minnesota Medical School and Dr. Michael Weiner, Professor Emeritus, University of California, San Francisco, to discuss the Company’s six-month blinded interim data from the PRECISE-AD Phase 1b trial evaluating PMN310 in patients with early Alzheimer's disease. A copy of the presentation from the event will be available in the "Investors" section of the Company's website at https://www.promisneurosciences.com/ and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 28, 2026, the Company issued the Press Release. The update is summarized below.

In the blinded interim analysis evaluating 136 AD patients, PMN310 was observed to have a favorable safety profile across all genotypes, with no cases of amyloid-related imaging abnormalities-edema (ARIA-E) reported as of the data cutoff date, and early, directionally consistent movement in disease-relevant biomarkers potentially reflective of the randomization pattern. The trial remains blinded and ongoing with topline 12-month results expected in the first quarter of 2027.

Interim Highlights

●	Favorable safety profile across all genotypes: No ARIA-E and 4.4% total ARIA (all mild and asymptomatic, consisting of only amyloid-related imaging abnormalities-microhemorrhages (ARIA-H)), with no treatment-related serious adverse events and no drug-related discontinuations at the interim.
●	Same profile in high-risk APOE4 carriers: No ARIA-E observed in any genotype in a population that included 61% APOE4 carriers, of which 11% were homozygotes, a group underserved by approved amyloid-directed therapies.
●	Early biomarker movement consistent with target engagement: On a blinded basis, a majority of patients showed reductions in disease-relevant biomarkers against expected increases in natural-history trajectories: 68.5% of patients had a decline from baseline (change ≤ 0) in plasma pTau217 and 62.5% had a decline in CSF MTBR-tau243, consistent with a potential beneficial drug effect and potentially reflective of the trial’s 3:1 active-to-placebo randomization. These are blinded interim biomarker observations, meaning treatment allocations between drug and placebo groups are not known at this time. These observed biomarker trends are not a determination of efficacy, and trends in biomarkers may not ultimately be reflective of clinical effects.
●	Differentiated, oligomer-selective mechanism: PMN310 is designed to selectively bind toxic amyloid-beta oligomers while avoiding plaque, a mechanism intended to decouple potential efficacy from ARIA risk.
●	Clear path forward: Unblinded 12-month topline data expected Q1 2027, including efficacy data.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain information in this news release constitutes forward-looking statements and forward-looking information (collectively, “forward-looking information”) within the meaning of applicable securities laws. Statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Specifically, this news release contains forward-looking information relating to the Company’s PRECISE-AD Phase 1b clinical trial, the interpretation and significance of the blinded six-month interim safety and biomarker data (including ARIA, pTau217 , and MTBR-tau243 findings), target engagement, the expected timing and nature of topline clinical data of PMN310, its mechanism of action and potential benefits, and the Company’s development plans. Statements containing forward-looking information are not historical facts but instead represent management’s current expectations, estimates and projections regarding the future of our business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this news release, are subject to known and unknown risks, uncertainties and assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information, including, but not limited to, the risk that early results or interim results may not be indicative of future results and that blinded, pooled data may not reflect the effect of PMN310 once unblinded. Important factors that could cause actual results to differ materially from those indicated in the forward-looking information include, among others, the factors discussed throughout the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent filings filed with the United States Securities and Exchange Commission. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by ProMIS Neurosciences Inc. on July 28, 2026.
99.2	Slide presentation of ProMIS Neurosciences Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: July 28, 2026	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer